                                                                      EXHIBIT 99


[SORRENTO LOGO]                                   News Release
                                                  FOR IMMEDIATE RELEASE

Media Contacts:                                   Investor Contacts:
Greg Chiemingo (415) 281-7124                     Jeff Misakian (323) 966-5684
gchiemin@hillandknowlton.com                      jmisakian@hillandknowlton.com
Hill & Knowlton, Inc.                             Hill & Knowlton, Inc.


                      SORRENTO NETWORKS CORPORATION REPORTS
                        FISCAL 2002 FIRST QUARTER RESULTS

          Company's Optical Network Subsidiary, Sorrento Networks Inc.,
                              Posts Record Revenues

San Diego, CA - May 23, 2001 - Sorrento Networks Corporation (Nasdaq NM: FIBR), a leading provider of metro and regional optical networking solutions, today announced financial results for its first quarter of fiscal year 2002, which ended April 30, 2001.

Revenues for the Company's two operating subsidiaries, Sorrrento Networks, Inc. ("Sorrento") and Meret Optical Communications increased 130 percent in the current fiscal quarter to $14.5 million from $6.3 million for the comparable quarter last year.

Sorrento reported fiscal 2002 first quarter revenues of $13.1 million, the highest in Sorrento's history, an increase of 179 percent over the prior year's first quarter revenues of $4.7 million and a sequential revenue growth of 19 percent over the fourth quarter of fiscal year 2001. In addition, Sorrento's gross margins in the first quarter improved to 34 percent compared with gross margins of 32 percent in the previous quarter.

The Company reported a net loss in the fiscal 2002 first quarter of $5.8 million, which is a 33 percent reduction from the $8.6 million loss reported in the preceding quarter and a 55 percent reduction from the $12.8 million loss in the comparable quarter of the last fiscal year. These reduced losses reflect the higher revenue recorded, as well as cost controls initiated by management during the quarter. The loss per share for the first quarter of fiscal 2002 declined to $0.45 per share from $0.74 per share in the immediately preceding quarter and $1.15 per share in the comparable quarter last year.

"Our momentum continued in the first quarter and reflects many important indicators of future growth opportunities," said Jim Dixon, president and chief operating officer. "The business outlook continues to be strong. Our revenues have increased for the third consecutive quarter, orders from existing customers continue to grow and prospects for significant orders from new customers is high. The GigaMux(TM) and EPC(TM) products continue to receive rave reviews from customers, and our new products, such as TeraManager(TM) and TeraMatrix(TM), are on track for deployment this year."

Quarterly Highlights
The first quarter also marked the initial deployment and additional shipments of GigaMux with OC-192. The Company received new orders from and is seeing new activity on OC-192 with other customers.

Sorrento released TeraManager, its carrier-class network management system, for beta testing. Further details regarding commercial availability will be forthcoming at SuperComm.

Belgacom SA/NV, the incumbent telecommunications operator for Belgium, announced the first deployment of Sorrento's GigaMux optical transport system as part of a managed bandwidth solution of fibre and DWDM for its major enterprise customers.

New voice and data services were inaugurated over a previously-announced Sorrento-provisioned national backbone network for France.

Sorrento also announced a strategic partnership with WESCO Distribution, Inc. (NYSE: WCC - Parent Company), the nation's largest utility distributor, to deliver optical networking solutions to the rapidly growing utility telecom market. Discussions with several utilities have commenced.

During the quarter, Marc Thurman was appointed vice president of Operations. In his new role, Thurman is responsible for overseeing manufacturing and operations, supply chain management, and quality assurance functions at Sorrento.

The Company completed a $10 million private placement of common stock.

Other Developments

The Company also announced that its subsidiary, Sorrento, has received notice from holders of more than 50 percent of its Series A Preferred Stock requesting that Sorrento redeem the Series A Preferred Stock. This redemption right is contained in the agreements governing the original issuance of the Stock. The requested redemption can only be made from specified categories of funds, and Sorrento cannot legally redeem any of the Series A Preferred Stock at this time. The Company has engaged SG Cowen Securities Corporation to assist in structuring an agreement between Sorrento and the Series A Preferred Shareholders regarding their redemption request.

About Sorrento




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Sorrento Networks, with headquarters in San Diego, is a leading supplier of end-to-end, intelligent optical networking solutions for metro and regional applications worldwide. Sorrento Networks' products support a wide range of protocols and network traffic over linear, ring and mesh topologies.

Sorrento Networks' existing customer base and market focus includes communications carriers in the telecommunications, cable TV, fixed wireless and utilities markets. The Storage Area Network (SAN) market is addressed though alliances with SAN system integrators.

Recent news releases and additional information about Sorrento Networks can be found at www.sorrentonet.com.

Forward-looking Statements

Except for historical information contained herein, the matters discussed in this release are forward-looking statements that involve risks and uncertainties. Words such as "plans," "expects," "intends," and variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The occurrence of actual events may differ materially due to a variety of factors, including without limitation the following: (1) unanticipated technical problems relating to the Company's products; (2) the Company's ability, or lack thereof, to make, market and sell optical networking products that meet with market approval and acceptance; (3) the greater financial, technical and other resources of the Company's many, larger competitors in the marketplace for optical networking products; (4) the possibility that the Company may be unable to or decide not to provide additional funds to its Sorrento subsidiary, requiring that Sorrento obtain its own financing going forward; (5) changed market conditions, new business opportunities or other factors that might affect the Company's decisions as to the best interests of its shareholders; (6) other risks detailed from time to time in the Company's reports filed with the U.S. Securities and Exchange Commission.

                                       ###








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SORRENTO NETWORKS CORPORATION
AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
(In Thousands)

------------------------------------------------------------------------------------------------------------------------
                                                                                        April 30, 2001  January 31, 2001
------------------------------------------------------------------------------------------------------------------------
                                                                                         (Unaudited)
ASSETS
CURRENT ASSETS
     Cash and equivalents                                                                $     8,919       $   9,965
     Accounts receivable, net                                                                 18,397          16,000
     Inventory, net                                                                           26,909          14,601
     Prepaid expenses and other current assets                                                 1,267             813
     Investment in marketable securities                                                      28,622          50,258
------------------------------------------------------------------------------------------------------------------------
         TOTAL CURRENT ASSETS                                                                 84,114          91,637
------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT, NET                                                                   17,513          16,600
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
     Purchased technology, net                                                                   930           1,023
     Other assets                                                                              1,838           2,556
     Investment in former subsidiary                                                           1,303           1,307
------------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER ASSETS                                                                    4,071           4,886
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                             $   105,698       $ 113,123
========================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Short-term debt                                                                     $     1,156       $   1,342
     Current maturities of long term debt                                                        729             422
     Accounts payable                                                                         18,204           8,382
     Accrued and other current liabilities                                                     9,211           9,498
------------------------------------------------------------------------------------------------------------------------
         TOTAL CURRENT LIABILITIES                                                            29,300          19,644
------------------------------------------------------------------------------------------------------------------------

Long-term debt and capital lease obligations                                                   3,887           3,819
Dividends payable                                                                              1,303           1,307
------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                                                    34,490          24,770
------------------------------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST
     Preferred stock, 8,954 shares issued and outstanding; liquidation
     preference $48,800                                                                       48,800          48,620

STOCKHOLDERS' EQUITY
     Preferred stock, $.01 par value; liquidation preference $1,353                                1               1
     Common stock, $.30 par value; 150,000 shares authorized; 14,183 shares issued
         14,174 shares outstanding at April 30, 2001; 12,608 shares issued and
         12,599 shares outstanding at January 31, 2001                                         4,255           3,782
     Additional paid-in capital                                                              124,627         114,994
     Note receivable from option exercise                                                     (5,034)         (5,034)
     Deferred stock compensation                                                                (727)           (880)
     Accumulated deficit                                                                    (123,958)       (118,010)
     Unrealized gain on maketable securities                                                  23,313          44,949
     Treasury stock, at cost; 9 shares at January 31, 2001 and
         January 31, 2000, respectively                                                          (69)            (69)
------------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                                           22,408          39,733
------------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                               $   105,698       $ 113,123
========================================================================================================================

See accompanying notes to consolidated financial statements.








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SORRENTO NETWORKS CORPORATION
AND SUBSIDIARIES


CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In Thousands, except per share amounts)
-------------------------------------------------------------------------------------------------------------------

                                                                                       Three Months Ended
                                                                                            April 30
                                                                                -----------------------------------
                                                                                     2001               2000
-------------------------------------------------------------------------------------------------------------------

NET SALES                                                                            $  14,497          $  10,048

COST OF SALES                                                                            9,568              8,193
------------------------------------------------------------------------------------------------------------------
         GROSS PROFIT                                                                    4,929              1,855
-------------------------------------------------------------------------------------------------------------------

OPERATING EXPENSES
     Selling and marketing                                                               4,313              3,714
     Engineering, research and development                                               3,301              5,921
     General and administrative                                                          2,750              3,165
     Deferred stock compensation                                                           201                  -
     Other operating expenses                                                               93              2,162
-------------------------------------------------------------------------------------------------------------------
         TOTAL OPERATING EXPENSES                                                       10,658             14,962
-------------------------------------------------------------------------------------------------------------------

LOSS FROM OPERATIONS                                                                    (5,729)           (13,107)
-------------------------------------------------------------------------------------------------------------------

OTHER INCOME (CHARGES)
     Investment income                                                                     100                488
     Interest expense                                                                     (190)              (223)
     Other income                                                                           51                  5
-------------------------------------------------------------------------------------------------------------------
         TOTAL OTHER INCOME (CHARGES)                                                      (39)               270
-------------------------------------------------------------------------------------------------------------------

LOSS BEFORE INCOME TAXES                                                                (5,768)           (12,837)

Provision for Income Taxes                                                                   -                  -
-------------------------------------------------------------------------------------------------------------------

NET INCOME (LOSS)                                                                       (5,768)           (12,837)
===================================================================================================================

LOSS PER COMMON SHARE:
     PREFERRED STOCK DIVIDENDS                                                             180                398

     NET LOSS APPLICABLE TO COMMON SHARES                                            $  (5,948)         $ (13,235)
===================================================================================================================

     BASIC
         WEIGHTED AVERAGE COMMON SHARES
             OUTSTANDING  (RESTATED, IN THOUSANDS)                                      13,282             11,517

         NET LOSS PER COMMON SHARE:                                                  $   (0.45)         $   (1.15)
===================================================================================================================

     DILUTED
         WEIGHTED AVERAGE COMMON SHARES
             OUTSTANDING  (RESTATED, IN THOUSANDS)                                      13,282             11,517

         NET LOSS PER COMMON SHARE:                                                  $   (0.45)         $   (1.15)
===================================================================================================================



SORRENTO NETWORKS CORPORATION
AND SUBSIDIARIES


SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(In Thousands)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   (*)
                                                       Sorrento              Meret               Entrada
                                                       Networks             Optical             Networks               Total
                                                    ---------------      --------------       --------------       --------------

 Three Months Ended April 30, 2001

      Net Sales                                   $         13,139     $         1,358      $             -      $        14,497
      Cost of Sales                                          8,666                 902                    -                9,568

                                                    ---------------      --------------       --------------       --------------
      Gross Profit                                $          4,473     $           456      $             -      $         4,929
                                                    ===============      ==============       ==============       ==============

      Gross Profit %                                         34.0%               33.6%                    -                34.0%
                                                    ===============      ==============       ==============       ==============



 Three Months Ended January 31, 2001

      Net Sales                                   $         11,086     $         1,282      $             -      $        12,368
      Cost of Sales                                          7,531                 872                    -                8,403

                                                    ---------------      --------------       --------------       --------------
      Gross Profit                                $          3,555     $           410      $             -      $         3,965
                                                    ===============      ==============       ==============       ==============

      Gross Profit %                                         32.1%               32.0%                    -                32.1%
                                                    ===============      ==============       ==============       ==============



 Three Months Ended April 30, 2000

      Net Sales                                   $          4,684     $         1,654      $         3,710      $        10,048
      Cost of Sales                                          2,080                 715                5,398                8,193

                                                    ---------------      --------------       --------------       --------------
      Gross Profit                                $          2,604     $           939      $        (1,688)     $         1,855
                                                    ===============      ==============       ==============       ==============

      Gross Profit %                                         55.6%               56.8%               (45.5%)               18.5%
                                                    ===============      ==============       ==============       ==============




(*) Effective with the completion of its merger with Sync Research on August 31, 2000 Entrada is no longer a subsidiary of Sorrento Networks Corporation.